UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2005
COMMERCE ENERGY GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000	92626

Costa Mesa, California	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (714) 259-2500
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
Settlement Agreements with Peter Weigand and Richard L. Boughrum
      As previously disclosed, on August 4, 2005, the board of directors (the “Board of Directors”) of Commerce Energy Group, Inc. (the “Company”) decided to terminate without cause the employment of Peter Weigand, President of the Company, and Richard Boughrum, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company. Unless otherwise specified, Mr. Weigand and Mr. Boughrum may be referred to herein as the “Executives”. In accordance with the terms of their respective employment agreements, the termination of the employment of the Executives without cause became effective on October 8, 2005 (the “Termination Date”).
      As also previously disclosed, on October 8, 2005, the Executives each entered into an Agreement Not to Engage in Prohibited Activities under which each agreed not to directly or indirectly engage as an owner, employee, consultant or agent of any retail commodity marketing entity or entity that markets energy efficient products or back office services for a period of six months following their termination. Pursuant to the terms of their employment agreements, entering into the Agreements Not to Engage in Prohibited Activities entitled Messrs. Weigand and Boughrum to each receive severance payments equal to his base salary for the number of whole months of the remaining term of his employment agreement (i.e., until April 1, 2007). The Executives remain subject to certain terms of their respective employment agreements, including the confidentiality and non-solicitation obligations contained therein. Mr. Weigand also remains subject to the terms of the Agreement Not to Compete that he entered into with the Company in connection with the Company’s acquisition of Skipping Stone Inc.
      On November 17, 2005, the Company entered into a Settlement Agreement and General Release with each of the Executives (each a “Settlement Agreement,” and collectively, the “Settlement Agreements”), which will become effective on the eighth day after their execution (the “Effective Date”).
      The Settlement Agreement with Mr. Weigand provides for the Company to make a settlement payment to Mr. Weigand on April 10, 2006 in the amount of $566,666.67 in cash, less customary payroll deductions required by law. In addition, Mr. Weigand agreed to sell to the Company 994,479 shares of common stock of the Company held by him for a price $1.50 per share, or $1,491,718.50, in the aggregate, payable in several installments, the first installment representing one half of the purchase price shall be made on the first business day after the Effective Date and the remaining one-half of the purchase price shall be made pursuant to a promissory note in the aggregate principal amount of $745,859.25 to be paid in five equal monthly installments commencing in December 2005. The promissory note shall bear interest at a rate of 3.5% per annum. In connection with the purchase of his shares of common stock, all 600,000 options to purchase shares of the Company’s common stock held by Mr. Weigand will be cancelled. In connection with the sale of shares of common stock to the Company, Mr. Weigand has agreed to sell his remaining 120,000 shares of common stock to two of the Company’s independent directors, Mr. Charles E. Bayless (100,000 shares) and Mr. Mark Juergensen (20,000 shares) at the same $1.50 price per share purchased by the Company. Messrs. Bayless and Juergensen will pay Mr. Weigand for the shares they purchase in one lump sum on the first business day after the Effective Date. The transactions to purchase the shares of the Company’s common stock held by Mr. Weigand by Messrs. Bayless and Juergensen were approved by the disinterested members of the Board of Directors and will be consummated at the same time as the purchase of Mr. Weigand’s shares by the Company. If the Settlement Agreement with Mr. Weigand does not become effective, then Messrs. Bayless and Juergensen will not be obligated to purchase the shares.
      The Settlement Agreement with Mr. Boughrum provides for the Company to make a settlement payment to Mr. Boughrum on April 10, 2006 in the amount of $495,833.33 in cash, less customary payroll deductions required by law. In addition, Mr. Boughrum agreed to sell to the Company 300,000 shares of common stock of the Company held by Mr. Boughrum for a price $1.50 per share, or $450,000 in the aggregate, payable in several installments, the first installment representing one half of the purchase price shall be made on the first business day after the Effective Date and the remaining one-half of the purchase price shall be made pursuant to a promissory note in the aggregate principal amount of $225,000 to be paid in five equal monthly installments commencing in December 2005. The promissory note shall bear interest at a rate of 3.5% per annum. In connection with the purchase of his shares of common stock, all 500,000 options to purchase shares of the Company’s common stock held by Mr. Boughrum will be cancelled.
      The above-referenced lump sum settlement payments to be made to Messrs. Weigand and Boughrum in April 2006 pursuant to the Settlement Agreements replaces the monthly severance payments which otherwise would be made under their respective Employment Agreements referenced in the second paragraph under this Item 1.01.
      The Settlement Agreements entitle the Executives to twelve months of COBRA coverage and required the Company and each of the Executives to enter into Voting and Standstill Agreements dated November 17, 2005 (the “Standstill Agreement”). The Standstill Agreement limits the activities of each of the Executives, until October 9, 2007, with respect to exercising any voting rights that he might have by virtue of his ownership of shares of the Company’s common stock held or subsequently acquired, restricts his ability to enter into or participate in certain types of transactions involving or affecting the Company and limits his ability to resell common stock owned, or to be owned, by him. The Settlement Agreements also required the Executives and the Company to enter into amendments to the following agreements: (a) Amendment No. 1 to Executive Employment Agreement, dated November 17, 2005, which modifies the terms of settlement payments by the Company to each of the Executives; and (b) Amendment No. 1 to Agreement Not to Engage in Prohibited Activities, dated November 17, 2005, which reaffirms the Executive’s agreement not to engage in “Prohibited Activities,” as defined in Amendment No. 1 to the Executive Employment Agreements. In addition, the Settlement Agreement with Mr. Weigand requires that the Company enter into an Amendment No. 1 to Agreement Not to Compete, dated November 17, 2005, which modifies the definition of the term “Prohibited Activities” to correspond with the other amendments described above. As now defined, “Prohibited Activities” means directly or indirectly engaging as an owner, employee, consultant or agent of any company that competes in deregulated markets with the Company or Commerce Energy, Inc. in the marketing of natural gas and/or electricity to retail customers. It is expressly understood that direct employment by a regulated utility company with or without an unregulated retail marketing subsidiary would not be a “Prohibited Activity” while employment by or engaging in such activities with an unregulated retail marketing subsidiary of the same utility company would be a “Prohibited Activity”.
      Under the Settlement Agreements, each of Mr. Weigand and Mr. Boughrum and the Company, respectively, agreed to mutual general releases of all claims that the parties may have against each other. The Settlement Agreements also contains other customary provisions including Mr. Weigand’s and Mr. Boughrum’s statutory rights under the Older Workers Benefit Protection Act which permits each of them to revoke portions of the Settlement Agreements within a seven day period after November 17, 2005. If either Mr. Weigand or Mr. Boughrum elect to revoke portions of their respective Settlement Agreement under such Act, no payments under such Settlement Agreement would be made and the purchase of the shares of common stock and the cancellation of the respective options by the Company would not occur, and, if Mr. Weigand revokes, Messrs. Bayless and Juergensen would have no obligation to purchase the shares from him. In such case, severance payments would be made under the above-referenced Employment Agreements and the Agreement Not to Engage in Prohibited Activities, without the benefit of the amendments discussed above.
      In a related transaction, the Company, its wholly-owned subsidiary, Commerce Energy, Inc., Paul, Hastings, Janofsky & Walker LLP, counsel to the Company and Commerce Energy, Inc., Eric Alam, Bruno Kvetinskas, Greg Lander and Peter Weigand entered into a Agreement and Release dated November 17, 2005 regarding and an aggregate 322,215 shares of the Company’s common stock being held in an escrow account relating to the acquisition of Skipping Stone Inc. by the Company in April 2004. As a result of the settlement, all such shares of common stock were distributed to Mr. Alam (34,985), Mr. Kvetinskas (33,295), Mr.Lander (36,199), and Mr. Weigand (217,736). Messrs Alam, Kvetinskas, Lander and Weigand all were shareholder of Skipping Stone prior to the acquisition. Messrs. Lander and Kvetinskas are currently employees of a subsidiary of the Company. Mr. Alam is an officer and employee of the Company and Commerce Energy, Inc.; he has notified the Company that he will resign effective December 1, 2005.

      The above-referenced descriptions of the following agreements with Mr. Weigand, the Settlement and General Release Agreement, the Promissory Note, the Standstill Agreement, Amendment No. 1 to the Executive Employment Agreement, Amendment No. 1 to the Agreement Not to Engage in Prohibited Activities, Amendment No. 1 to Agreement Not to Compete, and the Agreement and Release are qualified in their entirety by reference to the copies of such agreement which are filed as Exhibits 99.1 through 99.7 to this Current Report on Form 8-K and are incorporated herein by reference.
      The above-referenced descriptions of the following agreements with Mr. Boughrum, the Settlement and General Release Agreement, the Promissory Note, the Voting and Standstill Agreement, Amendment No. 1 to the Executive Employment Agreement and Amendment No. 1 to the Agreement Not to Engage in Prohibited Activities, are qualified in their entirety by reference to the copies of such agreement which are filed as Exhibits 99.8 through 99.12 to this Current Report on Form 8-K and are incorporated herein by reference.
Settlement Agreement with Eric Alam
      On November 17, 2005, the Company, Commerce Energy, Inc. and Eric Alam, Senior Vice President of Sales of the Company and Commerce Energy, Inc. entered into a Settlement Agreement and General Release Agreement (the “Alam Settlement Agreement”) which will become effective on the eighth day after the execution of the Alam Settlement Agreement (the “Alam Effective Date”). Pursuant to the Alam Settlement Agreement, Mr. Alam voluntarily tendered his resignation as an executive officer and an employee of the Company and Commerce Energy, Inc., effective December 1, 2005 and the Company, Commerce Energy, Inc. and Mr. Alam agreed to mutual general releases of all claims that the parties may have against each other. Mr. Alam agreed to sell to the Company all 174,926 shares of the Company’s common stock held by him for $1.50 per share (an aggregate price of $262,389) payable by the Company one-half on the first business day after the Alam Effective Date and the other half (without interest) on the first business day 90 days after the first payment was made. In connection with the purchase of his stock, all of Mr. Alam’s 133,333 options to purchase shares of the Company’s common stock will be cancelled.
      The Alam Settlement Agreement contains other customary provisions including Mr. Alam’s statutory rights under the Older Workers Benefit Protection Act which permits him to revoke portions of the Settlement Agreement within a seven day period after November 17, 2005. If Mr. Alam elected to revoke portions of the Alam Settlement Agreement under such Act, the purchase of the shares of common stock and the cancellation of the respective options would not occur. A copy of the Alam Settlement Agreement is attached hereto as Exhibit 99.13 and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
      On November 17, 2005, Peter Weigand, a Class II director of the Corporation, resigned, effective immediately. Mr. Weigand resigned to pursue other interests and not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01.	Financial Statements and Exhibits.

Exhibit
No.	Description

99.1	Settlement Agreement and General Release dated November 17, 2005 by and among Peter Weigand, Commerce Energy Group, Inc. and Commerce Energy, Inc.
99.2	Promissory Note dated November 17, 2005 by and between Commerce Energy Group, Inc. and Peter Weigand.
99.3	Voting and Standstill Agreement dated November 17, 2005, by and between Commerce Energy Group, Inc. and Peter Weigand.
99.4	Amendment No. 1 to Executive Employment Agreement dated November 17, 2005, by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Peter Weigand.
99.5	Amendment No. 1 to Agreement Not to Engage in Prohibited Activities dated November 17, 2005 by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Peter Weigand.

Exhibit
No.	Description

99.6	Amendment No. 1 to Agreement Not to Compete dated November 17, 2005 by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Peter Weigand.
99.7	Agreement and Release dated November 17, 2005, by and among, Commerce Energy Group, Inc., Commerce Energy, Inc., Paul, Hastings, Janofsky & Walker LLP, Eric Alam, Bruno Kvetinskas, Greg Lander and Peter Weigand.
99.8	Settlement Agreement and General Release dated November 17, 2005 by and among Richard L. Boughrum, Commerce Energy Group, Inc. and Commerce Energy, Inc.
99.9	Promissory Note dated November 17, 2005 by and between Commerce Energy Group, Inc. and Richard L. Boughrum.
99.10	Voting and Standstill Agreement dated November 17, 2005, by and between Commerce Energy Group, Inc. and Richard L. Boughrum.
99.11	Amendment No. 1 to Executive Employment Agreement dated November 17, 2005, by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Richard L. Boughrum.
99.12	Amendment No. 1 to Agreement Not to Engage in Prohibited Activities dated November 17, 2005 by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Richard L. Boughrum.
99.13	Settlement Agreement and General Release dated November 17, 2005, by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Eric Alam.
99.14	Press Release of Commerce Energy Group, Inc. dated November 23, 2005.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC.
a Delaware corporation

By:	/s/ STEVEN S. BOSS

Steven S. Boss
Chief Executive Officer
Date: November 23, 2005

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Settlement Agreement and General Release dated November 17, 2005 by and among Peter Weigand, Commerce Energy Group, Inc. and Commerce Energy, Inc.
99.2	Promissory Note dated November 17, 2005 by and between Commerce Energy Group, Inc. and Peter Weigand.
99.3	Voting and Standstill Agreement dated November 17, 2005, by and between Commerce Energy Group, Inc. and Peter Weigand.
99.4	Amendment No. 1 to Executive Employment Agreement dated November 17, 2005, by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Peter Weigand.
99.5	Amendment No. 1 to Agreement Not to Engage in Prohibited Activities dated November 17, 2005 by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Peter Weigand.
99.6	Amendment No. 1 to Agreement Not to Compete dated November 17, 2005 by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Peter Weigand.
99.7	Agreement and Release dated November 17, 2005, by and among, Commerce Energy Group, Inc., Commerce Energy, Inc., Paul, Hastings, Janofsky & Walker LLP, Eric Alam, Bruno Kvetinskas, Greg Lander and Peter Weigand.
99.8	Settlement Agreement and General Release dated November 17, 2005 by and among Richard L. Boughrum, Commerce Energy Group, Inc. and Commerce Energy, Inc.
99.9	Promissory Note dated November 17, 2005 by and between Commerce Energy Group, Inc. and Richard L. Boughrum.
99.10	Voting and Standstill Agreement dated November 17, 2005, by and between Commerce Energy Group, Inc. and Richard L. Boughrum.
99.11	Amendment No. 1 to Executive Employment Agreement dated November 17, 2005, by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Richard L. Boughrum.
99.12	Amendment No. 1 to Agreement Not to Engage in Prohibited Activities dated November 17, 2005 by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Richard L. Boughrum.
99.13	Settlement Agreement and General Release dated November 17, 2005, by and among Commerce Energy Group, Inc., Commerce Energy, Inc. and Eric Alam.
99.14	Press Release of Commerce Energy Group, Inc. dated November 23, 2005.